Income Taxes - Significant Components of Deferred Tax Assets and Deferred Tax Liabilities (Detail) (USD $) In Thousands, unless otherwise specified	Dec. 31, 2014	Dec. 31, 2013
Deferred tax assets:
Allowance for doubtful accounts	$ 134	$ 84
Accrued liabilities	1,565	1,225
Tax credits	791	702
Stock based compensation	1,015	966
Deferred revenue	616
Depreciation	715
Net operating loss carryforwards	355	1,256
Total deferred tax assets	5,191	4,233
Less: Valuation allowance	(355)	(1,325)
Deferred tax assets, net of valuation allowance	4,836	2,908
Deferred tax liabilities:
Deductible goodwill	2,369	2,020
Nondeductible intangible assets	2,171	2,677
Prepaid assets	1,602	781
Capitalized software development	3,836	2,910
Depreciation		341
Basis difference on investments	343	533
Total deferred tax liabilities	10,321	9,262
Net deferred tax liabilities	$ (5,485)	$ (6,354)